Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Green Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Manuel J. Mehos,  Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

9

Date: November 12, 2014	/s/ Manuel J. Mehos
Manuel J. Mehos
Chairman and Chief Executive Officer